UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 29, 2006
(Date of earliest event reported)

                Citicorp Residential Mortgage Trust Series 2006-3
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           (Exact name of issuing entity as specified in its charter)

                 Citicorp Residential Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)

                            Citicorp Trust Bank, fsb
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               (Exact name of sponsor as specified in its charter)

          New York                 333-132319-03             Applied For
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(State or other jurisdiction    (Commission File No.        (IRS Employer
      of incorporation           of issuing entity)        Identification No.
     of issuing entity)                                    of issuing entity)

1000 Technology Drive, O'Fallon, Missouri                       63368
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Address of principal executive offices                        (Zip Code)

Depositor's telephone number, including area code          (636) 261-1313
                                                 -------------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events
             ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated as of November 1, 2006 and attached as Exhibit 4.2 is the standard terms for pooling and servicing agreements, dated as of November 1, 2006 (together referred to as the "Pooling and Servicing Agreement"), among Citicorp Residential Mortgage Securities, Inc. (the "Company"), as depositor, CitiMortgage, Inc., as servicer and certificate administrator, U.S. Bank National Association, as trustee, and Citibank, N.A., as paying agent, certificate registrar and authenticating agent. The Pooling and Servicing Agreement governs the Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3 (the "Certificates"), issued on November 29, 2006, including (i) the Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Offered Certificates"), having an aggregate initial principal balance of $528,179,000, and (ii) the Class CE and Class R Certificates (the "Non-Offered Certificates").

            The Offered Certificates were sold to Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC pursuant to an underwriting agreement, dated November 16, 2006 (the "Underwriting Agreement"), among the Company, Citicorp Trust Bank, fsb and Citigroup Global Markets Inc., as representative of Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Non-Offered Certificates were retained by the Company.

            The mortgage loans underlying the Certificates were purchased by the Company from Citicorp Trust Bank, fsb pursuant to a mortgage loan purchase agreement, dated as of November 1, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Citicorp Bank Trust, fsb. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.1.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (1.1) Underwriting Agreement, dated November 16, 2006, among the Company, Citicorp Trust Bank, fsb and Citigroup Global Markets Inc.

      (4.1) Pooling and Servicing Agreement, dated as of November 1, 2006, among the Company, Citicorp Trust Bank, fsb, U.S. Bank National Association and Citibank, N.A.

      (4.2) Standard Terms For Pooling and Servicing Agreements, dated as of November 1, 2006.

      (10.1) Mortgage Loan Purchase Agreement, dated as of November 1, 2006, between the Company and Citicorp Trust Bank, fsb.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CITICORP RESIDENTIAL MORTGAGE
                                          SECURITIES, INC.

November 29, 2006

                                       By: /s/ Michael J. Tarpley
                                          --------------------------------------
                                           Michael J. Tarpley
                                           Assistant Secretary

                                INDEX TO EXHIBITS
                                -----------------

                                                                   Paper (P) or
Exhibit No.          Description                                  Electronic (E)
-----------          -----------                                  --------------

      (1.1)          Underwriting Agreement, dated November       E
                     16, 2006, among the Company, Citicorp
                     Trust Bank, fsb and Citigroup Global
                     Markets Inc.

      (4.1)          Pooling and Servicing Agreement, dated       E
                     as of November 1, 2006, among the
                     Company, Citicorp Trust Bank, fsb,
                     U.S. Bank National Association and
                     Citibank, N.A.

      (4.2)          Standard Terms For Pooling and               E
                     Servicing Agreements, dated as of
                     November 1, 2006.

      (10.1)         Mortgage Loan Purchase Agreement,            E
                     dated as of November 1, 2006, between
                     the Company and Citicorp Trust Bank,
                     fsb.